Exhibit 10.10

                              POSTPONEMENT  OF  CLAIM

For valuable consideration, receipt whereof is hereby acknowledged, all debts and liabilities, present and future, of

1418276 ONTARIO INC. (hereinafter called the "Customer") to the undersigned are hereby deferred and postponed by the undersigned to the debts and liabilities, present and future, of the Customer to Laurentian Bank of Canada (hereinafter called the "Bank") and it is agreed by the undersigned that until all of the said debts and liabilities of the Customer to the Bank have been paid in full no payment shall be made or received on account of the said debts and liabilities of the Customer to the undersigned and any payments which might be received notwithstanding the foregoing shall be received in trust for the Bank and shall be paid over to the Bank forthwith on receipt but no such payment shall have the effect of reducing the indebtedness of the Customer to the Bank until actually received by the Bank; and none of the debts and liabilities of the Customer to the undersigned shall be released, transferred or charged in any way or allowed to become unenforceable through lapse of time, and the Bank may, but shall not be bound to, claim and prove in respect of any or all such debts and liabilities of the Customer to the undersigned in any bankruptcy, insolvency, composition, scheme of arrangement, liquidation or winding-up, voluntary or involuntary, affecting the Customer or any distribution of assets of the Customer among creditors of the Customer, and all of the said debts and liabilities of the Customer to the undersigned are hereby assigned and transferred to the Bank and all dividends or other sums which may be or become payable in respect thereof shall be due and be paid to the Bank until it shall have received, the full amount of the last mentioned debts and liabilities; and the undersigned will from time to time execute and deliver all such statements, proofs of claims, transfers, assignments and documents and do all such acts and things as the Bank may request to implement the foregoing.

It is understood and agreed by the undersigned that the term "all debts and liabilities of the Customer to the Bank", whenever referred to in this agreement, shall include any funds advanced or held at the disposal of the Customer under any line(s) of credit.

This agreement shall extend to and enure to the benefit of the Bank and its successors and assigns and shall be binding upon the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned and each of them.

The undersigned acknowledges receipt of a fully executed copy of this agreement and hereby waives the right to receive from the Bank a copy of any financing statement, financing charge statement or verification statement filed at any time in respect of this agreement.

This agreement shall be governed by and construed in accordance with the laws of (insert Province where branch located) and the laws of Canada applicable therein.

Given  under seal at the town of Richmond Hill this 22nd  day of February, 2002.


In  the  presence  of                    UNIVERSE2U  INC.


                                          Per:
 /s/  Naseer (Irfan)  Syed               /s/  Kim  Allen______________ (seal)
--------------------------
Print  witness  name:                   Authorized signature: Kim Allen A.S.O.


The "Customer" named above hereby acknowledges receipt of a copy of the foregoing agreement and accepts the assignment and transfer contained therein and agrees with the said Bank to give effect to all of the provisions of the said agreement.

Given  under  seal at the Town of Richmond Hill this 22nd day of February, 2002.

In  the  presence  of                    1418276  ONTARIO  INC.


                                         Per:
/s/  Naseer  (Irfan)  Syed               /s/  Kim  Allen ___________ (seal)
--------------------------
Print  witness  name:                  Authorized signature: Kim Allen A.S.O.